Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE SCHEDULE BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of September 20, 2024 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by Markforged, Inc., a corporation organized and existing under the laws of Delaware having its principal place of business at 60 Tower Road, Waltham, MA 02451 (“Markforged” or the “Grantor”) in favor of Continuous Composites Inc., a corporation organized and existing under the laws of Delaware having its principal place of business at 216 E. Coeur d’Alene Ave., Coeur d’Alene, ID 83814 (“CCI” or “Secured Party”).

WHEREAS the Grantor and the Secured Party are parties to that certain Settlement and Patent Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Settlement Agreement”) dated as of the date hereof pursuant to which the Grantor is required to grant a security interest to the Secured Party in the Collateral (as defined below) and is required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Secured Party as follows:

SECTION 1. DEFINED TERMS

Unless otherwise defined herein terms used herein (including in the preamble of this Agreement) shall have the meanings given to them in the Settlement Agreement; unless otherwise defined herein or in the Settlement Agreement, terms used herein (including in the preamble of this agreement) shall have the meanings given to them under the Uniform Commercial Code as in effect in the State of New York, as applicable.

SECTION 2. GRANT OF SECURITY INTEREST

The Grantor, as security for the payment in full of the Payment by Markforged and all obligations of Markforged in respect of the Payment undersection 4(c) the Settlement Agreement (the “Obligations”), hereby grants to the Secured Party a security interest in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(i) all letters patent of the United States or the equivalent thereof elsewhere in the world in or to which the Grantor now or hereafter owns any right, title or interest therein, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof elsewhere in the world, including registrations, recordings and pending applications in the United States Patent and Trademark Office (“USPTO”) or any successor or any similar offices throughout the world, including any of the foregoing listed in Schedule A hereto and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein (the Collateral contemplated by this clause (i), the “Patent Collateral”);

(ii) all accounts of Grantor (the Collateral contemplated by this clause (ii), “Accounts”); and

(iii) all proceeds and products of any and all of the foregoing.

SECTION 3. COVENANTS REGARDING PATENT COLLATERAL

(i) The Grantor agrees that it will not, and will not permit any of its licensees or sublicensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of the Grantor’s business may become invalidated or dedicated to the public.

(ii) If the Grantor shall, either itself or through any agent, employee, licensee or designee, file an application for any Patent with the USPTO or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, it shall notify the Secured Party in writing of the same within ninety (90) days, and, solely with respect to such any application made with the USPTO, upon written request of the Secured Party, executes and delivers any and all notice of security interest in customary form to evidence the security interest in such Patent and the Grantor hereby authorizes the Secured Party to file such writings with the USPTO for the foregoing purposes.

SECTION 4. EVENTS OF DEFAULT

(i) The occurrence of any of the following events shall constitute an “Event of Default”:

(a) The Grantor commences any case, proceeding or other action (i) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankruptcy or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts or (ii) seeking appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or the Grantor makes a general assignment for the benefit of its creditors;

(b) any involuntary petition is filed against the Grantor under any bankruptcy law, rule, regulation, statute or ordinance that is not dismissed within thirty (30) days; or

(c) the Grantor admits in writing its inability to pay its debts as they become due.

(d) one or more judgements or decrees shall be entered against the Grantor in respect of any failure to timely pay any Obligations and shall not have been vacated, satisfied, paid, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof.

(ii) Upon the occurrence of any Event of Default, the unpaid Payment and other amounts due under the Settlement Agreement shall be immediately due and payable and the Secured Party shall be entitled to exercise all of its rights and remedies, at law or in equity, including, without limitation, any rights or remedies under the Uniform Commercial Code.

(iii) No Event of Default shall be waived by the Secured Party except in writing. No failure or delay on the part of the Secured Party in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity.

SECTION 5. REMEDIES UPON DEFAULT

(i) Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Secured Party shall have the right to take any of or all the following actions at the same or different times: (a) to license or sublicense, whether general, special or otherwise, on nonexclusive basis, any Patent Collateral throughout the world on such terms and conditions and in such manner as the Secured Party shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers have not be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to (1) directly notify the obligors in respect of any Accounts in its own name or in the name of the Grantor to make payments with respect to Accounts to the Secured Party or its designee, and/or (2) enforce collection of any such Accounts and adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as the Grantor (provided that, in the case of this clause (b), all proceeds of such payment, enforcement, collection, adjustment, settlement and/or compromise shall be applied towards payment of the Obligations), and (c) to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.

(ii) Without limiting the generality of the foregoing, the Grantor agrees (a) at the Secured Party’s request, to assemble any tangible Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Grantor’s premises or elsewhere, and (b) that the Secured Party shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. The Secured Party shall be authorized upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(iii) The Secured Party shall give the Grantor ten days’ written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-611 and Section 9-612 of the Uniform Commercial Code) of the Secured Party’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Secured Party shall have the right to credit bid and purchase for the benefit of the Secured Party all or any portion of Patent Collateral at any sale thereof conducted by the Secured Party under the provisions of the Uniform Commercial Code, including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or at any other sale or foreclosure conducted by the Secured Party (whether by judicial action or otherwise) in accordance with applicable law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Secured Party to make such credit bid or purchase and, in connection therewith, the Secured Party is authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Obligations to any such acquisition vehicle in exchange for equity interests and/or debt issued by the applicable acquisition vehicle.

SECTION 6. RECORDATION

The Grantor hereby authorizes and requests that the USPTO record this Agreement. The Grantor agrees to cooperate as reasonably requested by the Secured Party, with respect to the execution of any documents, or other actions, reasonably required in order to effectuate the intent of this Agreement. The Grantor hereby authorizes the Secured Party to file any UCC-1 financing statements and/or appropriate UCC-3 amendments and renewals in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Notwithstanding anything to the contrary herein, the Grantor shall not be required to take any action with respect to the creation or perfection of a security interest with respect to any Collateral under the laws or with respect to the jurisdiction of any jurisdiction other than the United States of America or any state thereof.

SECTION 7. TERMINATION

This Agreement shall terminate and the lien on and security interest in the Collateral shall be released upon the payment in full in cash of the Payment and any other Obligations under the Settlement Agreement. Upon the termination of this Agreement, the Secured Party shall, at the sole expense of the Grantor, execute all documents, make all filings and take all other actions reasonably requested by the Grantor to evidence and record the release of the lien on and security interests in the Collateral granted herein.

SECTION 8. GOVERNING LAW

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

SECTION 9. COUNTERPARTS

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any document or instrument delivered in connection herewith by e-mail or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable. Each of the parties hereto agrees and acknowledges that (i) the transaction consisting of this Agreement may be conducted by electronic means, (ii) it is such party’s intent that, if such party signs this Agreement using an electronic signature, it is signing, adopting and accepting this Agreement and that signing this Agreement using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement on paper and (iii) it is being provided with an electronic or paper copy of this Agreement in a usable format.

SECTION 10. SUBORDINATION

It is understood and agreed that the Obligations, and any liens and security interests securing such Obligations, shall be subordinate to (i) any senior secured indebtedness of Grantor incurred on an arm’s length basis from non-affiliates (any such debt “Senior Debt”), an d(ii) any liens and security interests securing any Senior Debt. In furtherance of the foregoing, Secured Party hereby covenants and agrees that it will will execute, deliver and perform any subordination agreement, and such other documents reasonably related thereto, in each case as the holder of any Senior Debt may reasonably request in writing in order to, among other things, establish and/or maintain the subordinated position of Secured Party.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

MARKFORGED, INC., as the Grantor

By:	/s/ Shai Terem
Name: Shai Terem
Title: President & Chief Executive Officer

Acknowledged and Agreed:

CONTINUOUS COMPOSITES INC., as the Secured Party

By:	/s/ Steve Starner
Name: Steve Starner
Title: Chief Executive Officer

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE SCHEDULE BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SCHEDULE A

to

SECURITY AGREEMENT

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